Exhibit 99.1

NEWS RELEASE

Investors and Media Contacts:
Bill Horning / Tom Taggart
925.658.6193 / 925.658.6511

THE PMI GROUP, INC. REPORTS

FOURTH QUARTER AND YEAR END 2008 FINANCIAL RESULTS

Walnut Creek, CA, March 16, 2009 - The PMI Group, Inc. (NYSE: PMI) (the “Company”) today reported a loss from continuing operations for the fourth quarter of 2008 of $181.0 million, or $2.22 per basic and diluted1 share. The loss from continuing operations for the full year of 2008 was $887.2 million, or $10.90 per basic and diluted1 share. The loss from continuing operations for the fourth quarter of 2008 was primarily due to losses and loss adjustment expenses (LAE) in the U.S. Mortgage Insurance Operations and PMI Europe, a decrease in premiums earned and higher net realized investment losses, primarily from the impairment of certain corporate preferred equity securities in U.S. Mortgage Insurance Operations’ investment portfolio.

	Three Months Ended December 31,
(Dollars in thousands, except per share data)	2008	2007
Loss from continuing operations	$(180,993)	$(1,034,303)
Income from discontinued operations, net of income taxes*	2,148	19,884

Net loss	$(178,845)	$(1,014,419)

Diluted loss from continuing operations per share	$(2.22)	$(12.76)
Diluted income from discontinued operations per share	0.03	0.25

Diluted net loss per share	$(2.19)	$(12.51)

*	Includes the results of PMI Australia, PMI Asia and PMI Guaranty.

The PMI Group, Inc. Full Year Results

	Full Year Ended December 31,
(Dollars in thousands, except per share data)	2008	2007
Loss from continuing operations	$(887,188)	$(1,008,682)
(Loss) income from discontinued operations, net of income taxes*	(41,320)	93,356

Net loss	$(928,508)	$(915,326)

Diluted loss from continuing operations per share	$(10.90)	$(11.92)
Diluted (loss) income from discontinued operations per share	(0.50)	1.11

Diluted net loss per share	$(11.40)	$(10.81)

*	Includes the results of PMI Australia, PMI Asia and PMI Guaranty.

[1]

Due to the net loss in the fourth quarter and full year of 2008, dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

Fourth Quarter 2008 Update:

¡	The Company sold PMI Asia for 92.5% of the net tangible asset value, or approximately $51.6 million, in an all cash sale.

Consolidated Continuing Operating Results

Consolidated net premiums written for the fourth quarter and full year totaled $177.5 million and $768.9 million, respectively, compared with $203.1 million and $813.9 million for the same periods one year ago. The decreases were due primarily to lower levels of new insurance written and premium refunds related to rescissions of insurance previously written.

Consolidated premiums earned for the fourth quarter and full year were $184.1 million and $786.2 million, respectively, compared with $210.0 million and $815.4 million for the same periods one year ago. The decreases were due primarily to lower levels of new insurance written and premium refunds related to rescissions of insurance previously written, partially offset by higher persistency in the U.S. Mortgage Insurance Operations.

Consolidated losses and LAE, which includes paid claims, loss adjustment expenses and additions to reserve for losses, for the fourth quarter and full year were $404.5 million and $1,899.3 million, respectively, compared with $542.7 million and $1,122.9 million for the same periods one year ago. The decrease in the fourth quarter compared with the same period one year ago was primarily due to lower net loss reserve additions as a result of a larger benefit from captive reinsurance in U.S. Mortgage Insurance Operations, partially offset by higher paid claims in U.S. Mortgage Insurance Operations and PMI Europe, as well as higher loss reserves in PMI Europe.

Consolidated reserve for losses and LAE totaled $2.7 billion as of December 31, 2008 compared with $2.5 billion as of September 30, 2008 and $1.2 billion as of December 31, 2007. Reserves for losses and LAE in the U.S. Mortgage Insurance Operations increased in the fourth quarter of 2008 by a gross amount of $274.9 million to $2.6 billion and was partially offset by a $90.0 million credit from reinsurance recoverables, primarily from captive reinsurance agreements. The increase in this quarter, and the year, for reserves for losses and LAE was primarily due to increases in notices of default in the U.S.

Consolidated other underwriting and operating expenses for the fourth quarter and full year were $58.6 million and $218.6 million, respectively, compared with $47.0 million and $192.9 million for the same periods one year ago. The increases in other underwriting and operating expenses in the fourth quarter and full year 2008 compared to the corresponding periods in 2007 were primarily due to severance related costs from workforce reductions.

The PMI Group, Inc. Fourth Quarter Results by Segment

	Fourth Quarter Total Revenues		Fourth Quarter (Loss) Income from Continuing Operations
(Dollars in millions, except per share data)	2008	2007	2008	2007
U.S. Mortgage Insurance Operations[2]	$184.1	$231.9	$(174.1)	$(236.0)
International Operations[3]	(8.9)	(3.0)	(30.2)	(30.8)
Financial Guaranty[4]	(0)	(38.5)	16.8	(765.4)
Corporate and Other[5]	15.8	18.1	6.5	(2.1)

Total	$191.0	$208.5	$(181.0)	$(1,034.3)

Diluted (Loss) from Continuing Operations Per Share[1]			$(2.22)	$(12.76)

May not total due to rounding.

The PMI Group, Inc. Year to Date Results by Segment

	Full Year Ended December 31 Total Revenues		Full Year Ended December 31 (Loss) Income from Continuing Operations
(Dollars in millions, except per share data)	2008	2007	2008	2007
U.S. Mortgage Insurance Operations[2]	$839.4	$916.0	$(709.5)	$(190.8)
International Operations[3]	15.8	10.6	(87.0)	(35.3)
Financial Guaranty[4]	(90.9)	(38.5)	(124.0)	(734.8)
Corporate and Other[5]	143.4	35.2	33.4	(47.8)

Total	$907.8	$923.2	$(887.2)	$(1,008.7)

Diluted (Loss) from Continuing Operations Per Share			$(10.90)	$(11.92)

May not total due to rounding.

Supplemental Financial Information

•

The PMI Group, Inc.’s Fourth Quarter 2008 Financial Supplement, Net Operating Income (NOI) Reconciliation, and Supplemental Portfolio Information can all be found at www.pmi-us.com under Investor Relations.

ABOUT THE PMI GROUP, INC.

The PMI Group, Inc. (NYSE: PMI), headquartered in Walnut Creek, CA, provides innovative credit, capital, and risk transfer solutions that expand homeownership and fund essential services for our customers and the communities they serve. Through its wholly owned subsidiaries, PMI offers residential mortgage insurance and credit enhancement products. For more information: www.pmi-us.com.

2 “U.S. Mortgage Insurance Operations” includes the results of PMI Mortgage Insurance Co. (PMI), affiliated U.S. reinsurance companies and equity in earnings from CMG Mortgage Insurance Company (CMG MI).

3 “International Operations” includes the results of PMI Europe and PMI Canada.

4 “Financial Guaranty” includes our equity investments in FGIC Corporation (FGIC) and RAM Holdings Ltd. (RAM Re).

5 The “Corporate and Other” segment primarily consists of the holding company, contract underwriting operations and intercompany eliminations.

Cautionary Statement:

Statements in this press release and supplements that are not historical facts, or that relate to future plans, events or performance are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements by their nature involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. Many factors could cause actual results and developments to differ materially from those expressed or implied by forward-looking statements. Such factors include, among others:

•

Potential significant future losses as a result of changes in economic and market conditions, such as a deepening of the current economic recession; decreases in housing demand, mortgage originations or housing values; a further reduction in the liquidity in the capital markets or further contraction of credit markets; further increases in unemployment rates; changes in interest rates or consumer confidence; and/or changes in credit spreads;

•

our expectation that, as a result of continued losses, we will need to raise significant additional capital (which could take the form of, among other things, debt or equity offerings; relief under the U.S. Treasury’s Financial Stability Plan; and/or reinsurance) and that such additional capital may be necessary in 2009;

•	the risk that pending discussions with lenders to amend financial covenants and events of default under our credit facility are not completed timely or satisfactorily;

•	the risk that we may be unable to maintain minimum regulatory risk-to-capital and policyholders surplus requirements;

•	the limitations we have placed on new business writings and the concentration of our business among a relatively small number of large customers;

•	the potential future impairment of the value of certain securities held in our investment portfolios as a result of the significant volatility in the capital markets;

•	the potential that our actual losses may substantially exceed our current loss reserve estimates or that our underwriting policies may not anticipate all risks and/or the magnitude of potential loss;

•	heightened regulatory and litigation risks faced by the financial services industry, the mortgage insurance industry and PMI;

•	the aging of our mortgage insurance portfolio and changes in severity or frequency of losses associated with our mortgage insurance policies;

•

the performance of our insured portfolio of higher risk loans, such as Alternative-A (“Alt-A”) and less than-A loans, and adjustable rate and interest-only loans, which have resulted in increased losses in 2007 and 2008 and are expected to result in further losses;

•	the risk that Fannie Mae and/or Freddie Mac (collectively, the “GSEs”) determine that we are no longer an eligible provider of mortgage insurance;

•	changes in persistency rates of our mortgage insurance policies caused by, among other things, changes in refinancing activity and home values;

•	further downgrades or other ratings actions with respect to our credit ratings or insurer financial strength ratings assigned by the major rating agencies;

•	heightened competition from the Federal Housing Administration and the Veterans’ Administration or other private mortgage insurers;

•	potential changes in the charters or business practices of the GSEs, the largest purchasers of mortgages;

•

volatility in our earnings caused by changes in the fair value of our derivative contracts and our need to reevaluate the premium deficiencies in our mortgage insurance business on a quarterly basis; and

•

potential additional losses in our European operations as a result of deteriorating economic conditions and the potential that we must make additional capital contributions to those operations pursuant to a capital support agreement.

Other risks and uncertainties are discussed in our SEC filings, including in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2008, filed March 16, 2009. We undertake no obligation to update forward-looking statements.

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THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
	(Unaudited)		(Audited)
	(Dollars and shares in thousands, except per share data)
Net premiums written	$177,543	$203,074	$768,895	$813,922

Revenues
Premiums earned	$184,122	$209,968	$786,159	$815,440
Net loss from credit default swaps	(11,714)	(9,483)	(11,275)	(14,447)
Net investment income	31,552	32,266	138,377	132,552
Net realized investment (losses) gains	(26,348)	11,151	(48,342)	13,860
Change in fair value of certain debt instruments	11,647	—	123,595	—
Impairment of unconsolidated subsidiaries	—	(38,499)	(90,868)	(38,499)
Other income	1,722	3,087	10,141	14,279

Total revenues	190,981	208,490	907,787	923,185

Losses and expenses
Losses and loss adjustment expenses	404,457	542,722	1,899,264	1,122,898
Amortization of deferred policy acquisition costs	4,512	48,830	18,285	87,683
Other underwriting and operating expenses	58,606	47,014	218,583	192,917
Interest expense	11,309	8,383	41,007	33,391

Total losses and expenses	478,884	646,949	2,177,139	1,436,889

Loss before equity in losses from unconsolidated subsidiaries and income taxes	(287,903)	(438,459)	(1,269,352)	(513,704)
Equity in losses from unconsolidated subsidiaries	(5,972)	(791,155)	(51,802)	(741,500)

Loss from continuing operations before income taxes	(293,875)	(1,229,614)	(1,321,154)	(1,255,204)
Income tax benefit from continuing operations	(112,882)	(195,311)	(433,966)	(246,522)

Loss from continuing operations	(180,993)	(1,034,303)	(887,188)	(1,008,682)
Income (loss) from discontinued operations, net of taxes	2,148	19,884	(41,320)	93,356

Net loss	$(178,845)	$(1,014,419)	$(928,508)	$(915,326)

Diluted loss from continuing operations per share	$(2.22)	$(12.76)	$(10.90)	$(11.92)
Diluted income (loss) from discontinued operations per share	0.03	0.25	(0.50)	1.11

Diluted net loss per share	$(2.19)	$(12.51)	$(11.40)	$(10.81)

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31, 2008	December 31, 2007

	(Audited)	(Audited)
	(Dollars and shares in thousands, except per share data)
Assets
Investments	$2,221,595	$2,437,280
Cash and cash equivalents	1,483,313	354,508
Investments in unconsolidated subsidiaries	150,377	309,800
Reinsurance recoverables	482,678	36,917
Deferred policy acquisition costs	34,791	18,305
Property, equipment and software, net of accumulated depreciation and amortization	131,211	157,308
Other assets	320,434	302,767
Assets - discontinued operations- held for sale	—	1,453,555

Total assets	$4,824,399	$5,070,440

Liabilities
Reserve for losses and loss adjustment expenses	$2,709,286	$1,177,309
Unearned premiums	111,656	136,921
Debt	481,764	496,593
Other liabilities	243,468	178,275
Liabilities - discontinued operations - held for sale	—	568,380

Total liabilities	3,546,174	2,557,478

Shareholders’ equity	1,278,225	2,512,962

Total liabilities and shareholders’ equity	$4,824,399	$5,070,440

Basic shares issued and outstanding	81,688	81,120

Book value per share	$15.65	$30.98

Note: Please refer to The PMI Group, Inc. Fourth Quarter 2008 Financial Supplement for additional information.

The PMI Group, Inc.

Fourth Quarter 2008

Financial Supplement

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED DECEMBER 31, 2008

Table of Contents

Page

Notes to Financial Results and Statistical Information	3

Consolidated Results

Consolidated Statements of Operations	4

Consolidated Balance Sheets	5

Business Segments Results of Operations - Three Months Ended December 31, 2008 and 2007	6

Business Segments Results of Operations - Year Ended December 31, 2008 and 2007	7

Business Segments Balance Sheets	8

U.S. Mortgage Insurance Operations Segment Results

U.S. Mortgage Insurance Operations Segment Results of Operations and Balance Sheets	9

U.S. Mortgage Insurance Operations Portfolio Characteristics	10-12

U.S. Mortgage Insurance Operations Default Information	13

U.S. Mortgage Insurance Operations Analysis of Loss Reserves	14

CMG Mortgage Insurance Company Statistical Information	15

International Mortgage Insurance Operations Segment Results

International Operations Segment Results of Operations and Balance Sheets	16

PMI Europe Quarterly Financial Information	17

PMI Europe Statistical Information	18

Financial Guaranty Segment Results

Financial Guaranty Segment Results of Operations and Balance Sheets	19

Corporate and Other Segment Results

Corporate and Other Segment Results of Operations and Balance Sheets	20

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED DECEMBER 31, 2008

Notes to Financial Results and Statistical Information:

(1)	Effective January 1, 2008, The PMI Group, Inc. (the “Company”) adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an Amendment of FASB Statement No. 115 (“SFAS No. 159”). The Company elected to adopt the fair value option for certain corporate debt on the adoption date. The Company’s net income included a $11.6 million and $123.6 million gain for the three months and year ended December 31, 2008, respectively, related to fair value adjustments for these debt instruments.

(2)	At September 30, 2008, the carrying value of our investment in RAM Reinsurance Company, Ltd. (“RAM Re”) was $6.5 million. During the fourth quarter of 2008, we recognized equity in losses from RAM Re of $6.5 million which decreased our investment in RAM Re to zero. Additionally, the Company impaired its investment in FGIC in the first quarter and reduced the carrying value of its investment in FGIC to zero. This reduction resulted in an $88.0 million net realized investment loss in the consolidated statement of operations and $15.6 million loss in other comprehensive income in the first quarter. Due to the Company’s impairment of its investment in FGIC to zero, the Company did not recognize any equity in earnings (losses) from FGIC in 2008.

(3)	Other underwriting and operating expenses in the International segment include severance costs related to the reconfiguration of PMI Europe and disposal costs related to PMI Canada in the third and fourth quarters of 2008.

(4)	For the quarter and year ended December 31, 2008 and 2007, the Company’s equity in earnings (losses) from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”), RAM Re and certain limited partnership interests.

(5)	Due to the net loss in the quarter and year ended December 31, 2008 and 2007, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

(6)	U.S. Mortgage Insurance Operations segment includes the operating results of PMI Mortgage Insurance Co. and affiliated U.S. mortgage insurance and reinsurance companies (collectively, “PMI”). CMG Mortgage Insurance Company and its affiliates are accounted for under the equity method of accounting and their operating results are in equity in earnings from unconsolidated subsidiaries.

(7)	International Operations segment includes PMI Europe and PMI Canada. PMI Australia and PMI Asia are reported as discontinued operations for all periods presented.

(8)	Financial Guaranty segment represents our equity investments in FGIC Corporation and RAM Re. PMI Guaranty Co.’s (“PMI Guaranty”) operating results are reported as discontinued operations for all periods presented. The Company merged PMI Guaranty into its U.S. Mortgage Insurance Operations during the fourth quarter of 2008. See Note 2 above for discussion on impairment of the Company’s investments in RAM Re and FGIC.

(9)	The Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co.’s investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Company; the results of Commercial Loan Insurance Corporation, WMAC Credit Insurance Corporation and equity in earnings (losses) from certain limited partnerships.

(10)	The loss ratio is expressed as a ratio of losses and loss adjustment expenses (“LAE”) from continuing operations to premiums earned from continuing operations. The expense ratio is expressed as a ratio of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses from continuing operations to net premiums written from continuing operations.

(11)	Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations. As of June 30, 2008, we adjusted pool risk in force to appropriately reflect the effect of loan repayments on risk limits.

(12)	Loss severity is, for a given period, initial claims paid as a percentage of the total risk in force of loans for which claims were paid. Initial claims paid does not include supplemental and other payments.

(13)	PMI’s persistency rate was calculated based upon the percentage of primary insurance in force at the beginning of a 12-month period that remains in force at the end of that period.

(14)	The statutory risk-to-capital ratio is for PMI Mortgage Insurance Co. only.

(15)	As of data, such as insurance in force, risk in force, policy in force and loans in default, are the same as the recent period end in the total column except for captive agreements which relate to NIW for the periods presented.

(16)	Included in Supplemental and other is $8.2 million and $34.0 million for the three months and year ended December 31, 2008, respectively, recovered from two captive trust accounts due to the termination of captive agreements. The recovered amount was excluded from the calculation of average claim size for the three months and year ended December 31, 2008.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior periods’ information has been reclassified to conform to the current periods’ presentation.

The PMI Group, Inc.’s Investor Relations contacts:

Bill Horning	Kosta Karmaniolas
Vice President, Investor Relations and Corporate Capital Management and Analysis	Director, Investor Relations and Corporate Capital Management and Analysis
(925) 658-6193	(925) 658-6137

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended Dectember 31,		Year Ended December 31,
	2008	2007	2008	2007
	(Unaudited)		(Audited)
	(Dollars and shares in thousands, except per share data)
Net premiums written	$177,543	$203,074	$768,895	$813,922

Revenues
Premiums earned	$184,122	$209,968	$786,159	$815,440
Net loss from credit default swaps	(11,714)	(9,483)	(11,275)	(14,447)
Net investment income	31,552	32,266	138,377	132,552
Net realized investment (losses) gains	(26,348)	11,151	(48,342)	13,860
Change in fair value of certain debt instruments (1)	11,647	—	123,595	—
Impairment of unconsolidated subsidiaries (2)	—	(38,499)	(90,868)	(38,499)
Other income	1,722	3,087	10,141	14,279

Total revenues	190,981	208,490	907,787	923,185

Losses and expenses
Losses and loss adjustment expenses	404,457	542,722	1,899,264	1,122,898
Amortization of deferred policy acquisition costs	4,512	48,830	18,285	87,683
Other underwriting and operating expenses (3)	58,606	47,014	218,583	192,917
Interest expense	11,309	8,383	41,007	33,391

Total losses and expenses	478,884	646,949	2,177,139	1,436,889

Loss before equity in losses from unconsolidated subsidiaries and income taxes	(287,903)	(438,459)	(1,269,352)	(513,704)
Equity in losses from unconsolidated subsidiaries (4)	(5,972)	(791,155)	(51,802)	(741,500)

Loss from continuing operations before income taxes	(293,875)	(1,229,614)	(1,321,154)	(1,255,204)
Income tax benefit from continuing operations	(112,882)	(195,311)	(433,966)	(246,522)

Loss from continuing operations	(180,993)	(1,034,303)	(887,188)	(1,008,682)
Income (loss) from discontinued operations, net of taxes	2,148	19,884	(41,320)	93,356

Net loss	$(178,845)	$(1,014,419)	$(928,508)	$(915,326)

Diluted loss from continuing operations per share	$(2.22)	$(12.76)	$(10.90)	$(11.92)
Diluted income (loss) from discontinued operations per share	0.03	0.25	(0.50)	1.11

Diluted net loss per share	$(2.19)	$(12.51)	$(11.40)	$(10.81)

Share data:
Basic weighted average common shares outstanding	81,661	81,120	81,423	84,645
Stock options and other dilutive components (5)	—	—	—	—

Diluted weighted average common shares outstanding (5)	81,661	81,120	81,423	84,645

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31, 2008	December 31, 2007
	(Audited)	(Audited)
	(Dollars and shares in thousands, except per share data)
Assets
Investments:
Fixed income securities	$1,997,466	$2,018,148
Equity securities:
Common	5,593	117,251
Preferred	216,256	299,630
Short term investments	2,280	2,251

Total investments	$2,221,595	$2,437,280
Cash and cash equivalents	1,483,313	354,508
Investments in unconsolidated subsidiaries	150,377	309,800
Reinsurance recoverables	482,678	36,917
Deferred policy acquisition costs	34,791	18,305
Property, equipment and software, net of accumulated depreciation and amortization	131,211	157,308
Other assets	320,434	302,767
Assets - discontinued operations - held for sale	—	1,453,555

Total assets	$4,824,399	$5,070,440

Liabilities
Reserve for losses and loss adjustment expenses	$2,709,286	$1,177,309
Unearned premiums	111,656	136,921
Debt	481,764	496,593
Other liabilities	243,468	178,275
Liabilities - discontinued operations - held for sale	—	568,380

Total liabilities	3,546,174	2,557,478
Shareholders’ equity
Common stock	1,193	1,193
Additional paid-in capital, treasury stock and retained earnings	1,312,711	2,196,692
Accumulated other comprehensive (loss) income, net of deferred taxes	(35,679)	315,077

Total shareholders’ equity	1,278,225	2,512,962

Total liabilities and shareholders’ equity	$4,824,399	$5,070,440

Basic shares issued and outstanding	81,688	81,120

Book value per share	$15.65	$30.98

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - THREE MONTHS ENDED DECEMBER 31, 2008 AND 2007

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Financial Guaranty (8)	Corporate and Other (9)	Consolidated Total
	Three Months Ended December 31, 2008 (Unaudited)
	(Dollars in thousands)
Net premiums written	$175,658	$1,875	$—	$10	$177,543

Revenues
Premiums earned	$180,919	$3,192	$—	$11	$184,122
Net loss from credit default swaps	—	(11,714)	—	—	(11,714)
Net investment income	28,633	509	—	2,410	31,552
Net realized investment losses	(25,451)	(896)	—	(1)	(26,348)
Change in fair value of certain debt instruments (1)	—	—	—	11,647	11,647
Other income (loss)	6	(23)	—	1,739	1,722

Total revenues (expenses)	184,107	(8,932)	—	15,806	190,981

Losses and expenses
Losses and loss adjustment expenses	398,010	6,447	—	—	404,457
Amortization of deferred policy acquisition costs	4,129	383	—	—	4,512
Other underwriting and operating expenses (revenues)	52,237	12,216	—	(5,847)	58,606
Interest expense	25	—	—	11,284	11,309

Total losses and expenses	454,401	19,046	—	5,437	478,884

(Loss) income before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	(270,294)	(27,978)	—	10,369	(287,903)
Equity in earnings (losses) from unconsolidated subsidiaries (4)	675	—	(6,453)	(194)	(5,972)

(Loss) income from continuing operations before income taxes	(269,619)	(27,978)	(6,453)	10,175	(293,875)
Income tax (benefit) expense from continuing operations	(95,525)	2,242	(23,296)	3,697	(112,882)

(Loss) income from continuing operations	(174,094)	(30,220)	16,843	6,478	(180,993)
Income (loss) from discontinued operations, net of taxes	—	3,655	(1,507)	—	2,148

Net (loss) income	$(174,094)	$(26,565)	$15,336	$6,478	$(178,845)

Loss ratio (10)	220.0%
Expense ratio (10)	32.1%
Combined ratio	252.1%

	Three Months Ended December 31, 2007 (Unaudited)
	(Dollars in thousands)
Net premiums written	$200,253	$2,802	$—	$19	$203,074

Revenues
Premiums earned	$206,254	$3,704	$—	$10	$209,968
Net loss from credit default swaps	—	(9,483)	—	—	(9,483)
Net investment income	27,281	2,854	—	2,131	32,266
Net realized investment (losses) gains	(1,526)	8	—	12,669	11,151
Impairment of unconsolidated subsidiaries	—	—	(38,499)	—	(38,499)
Other (loss) income	(86)	(97)	—	3,270	3,087

Total revenues (expenses)	231,923	(3,014)	(38,499)	18,080	208,490

Losses and expenses
Losses and loss adjustment expenses	520,611	22,111	—	—	542,722
Amortization of deferred policy acquisition costs	46,213	2,617	—	—	48,830
Other underwriting and operating expenses	22,717	5,897	—	18,400	47,014
Interest expense	33	—	—	8,350	8,383

Total losses and expenses	589,574	30,625	—	26,750	646,949

Loss before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(357,651)	(33,639)	(38,499)	(8,670)	(438,459)
Equity in earnings (losses) from unconsolidated subsidiaries (4)	3,474	—	(794,637)	8	(791,155)

Loss from continuing operations before income taxes	(354,177)	(33,639)	(833,136)	(8,662)	(1,229,614)
Income tax benefit from continuing operations	(118,160)	(2,856)	(67,767)	(6,528)	(195,311)

Loss from continuing operations	(236,017)	(30,783)	(765,369)	(2,134)	(1,034,303)

Income (loss) from discontinued operations, net of taxes	—	20,671	(787)	—	19,884

Net loss	$(236,017)	$(10,112)	$(766,156)	$(2,134)	$(1,014,419)

Loss ratio (10)	252.4%
Expense ratio (10)	34.4%
Combined ratio	286.8%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - YEAR ENDED DECEMBER 31, 2008 AND 2007

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Financial Guaranty (8)	Corporate and Other (9)	Consolidated Total
	Year Ended December 31, 2008 (Audited)
	(Dollars in thousands)
Net premiums written	$750,627	$18,233	$—	$35	$768,895

Revenues
Premiums earned	$772,173	$13,942	$—	$44	$786,159
Net loss from credit default swaps	—	(11,275)		—	(11,275)
Net investment income	115,219	12,913	—	10,245	138,377
Net realized investment (losses) gains	(47,600)	261	—	(1,003)	(48,342)
Change in fair value of certain debt instruments (1)	—	—	—	123,595	123,595
Impairment of unconsolidated subsidiaries (2)	—	—	(90,868)	—	(90,868)
Other (loss) income	(351)	5	—	10,487	10,141

Total revenues (expenses)	839,441	15,846	(90,868)	143,368	907,787

Losses and expenses
Losses and loss adjustment expenses	1,835,720	63,544	—	—	1,899,264
Amortization of deferred policy acquisition costs	15,586	2,699	—	—	18,285
Other underwriting and operating expenses	123,368	39,903	—	55,312	218,583
Interest expense	139	—	—	40,868	41,007

Total losses and expenses	1,974,813	106,146	—	96,180	2,177,139

(Loss) income before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(1,135,372)	(90,300)	(90,868)	47,188	(1,269,352)
Equity in earnings (losses) from unconsolidated subsidiaries (4)	6,456	—	(57,670)	(588)	(51,802)

(Loss) income from continuing operations before income taxes	(1,128,916)	(90,300)	(148,538)	46,600	(1,321,154)
Income tax (benefit) expense from continuing operations	(419,371)	(3,264)	(24,540)	13,209	(433,966)

(Loss) income from continuing operations	(709,545)	(87,036)	(123,998)	33,391	(887,188)
Loss from discontinued operations, net of taxes	—	(17,200)	(24,120)	—	(41,320)

Net (loss) income	$(709,545)	$(104,236)	$(148,118)	$33,391	$(928,508)

Loss ratio (10)	237.7%
Expense ratio (10)	18.5%
Combined ratio	256.2%

	Year Ended December 31, 2007 (Audited)
	(Dollars in thousands)
Net premiums written	$799,747	$14,123	$—	$52	$813,922

Revenues
Premiums earned	$800,937	14,446	$—	$57	$815,440
Net loss from credit default swaps	—	(14,447)	—	—	(14,447)
Net investment income	110,355	10,848	—	11,349	132,552
Net realized investment gains (losses)	4,587	(164)	—	9,437	13,860
Impairment of unconsolidated subsidiaries (2)	—	—	(38,499)	—	(38,499)
Other income (loss)	85	(114)	—	14,308	14,279

Total revenues (expenses)	915,964	10,569	(38,499)	35,151	923,185

Losses and expenses
Losses and loss adjustment expenses	1,096,093	26,805	—	—	1,122,898
Amortization of deferred policy acquisition costs	84,214	3,469	—	—	87,683
Other underwriting and operating expenses	95,557	18,104	—	79,256	192,917
Interest expense	108	—	—	33,283	33,391

Total losses and expenses	1,275,972	48,378	—	112,539	1,436,889

Loss before equity in earnings from unconsolidated subsidiaries and income taxes	(360,008)	(37,809)	(38,499)	(77,388)	(513,704)
Equity in earnings (losses) from unconsolidated subsidiaries (4)	17,119	—	(758,833)	214	(741,500)

Loss from continuing operations before income taxes	(342,889)	(37,809)	(797,332)	(77,174)	(1,255,204)
Income tax benefit from continuing operations	(152,073)	(2,529)	(62,576)	(29,344)	(246,522)

Loss from continuing operations	(190,816)	(35,280)	(734,756)	(47,830)	(1,008,682)

Income from discontinued operations, net of taxes	—	90,270	3,086	—	93,356

Net (loss) income	$(190,816)	$54,990	$(731,670)	$(47,830)	$(915,326)

Loss ratio (10)	136.9%
Expense ratio (10)	22.5%
Combined ratio	159.4%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Financial Guaranty (8)	Corporate and Other (9)	Consolidated Total
	December 31, 2008 (Audited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$1,722,432	$139,804	$—	$135,230	$1,997,466
Equity securities:
Common	5,593	—	—	—	5,593
Preferred	216,256	—	—	—	216,256
Short term investments	980	—	—	1,300	2,280

Total investments	$1,945,261	$139,804	—	$136,530	$2,221,595
Cash and cash equivalents	1,239,490	124,518	—	119,305	1,483,313
Investments in unconsolidated subsidiaries	135,082	—	—	15,295	150,377
Reinsurance recoverables	482,678	—	—	—	482,678
Deferred policy acquisition costs	32,317	2,474	—	—	34,791
Property, equipment and software, net of accumulated depreciation and amortization	54,230	948	—	76,033	131,211
Other assets (liabilities)	262,166	14,424	70,696	(26,852)	320,434

Total assets	$4,151,224	$282,168	$70,696	$320,311	$4,824,399

Liabilities
Reserve for losses and loss adjustment expenses	$2,624,504	$84,782	$—	$—	$2,709,286
Unearned premiums	86,187	25,449	—	20	111,656
Debt	—	—	—	481,764	481,764
Other liabilities (assets)	190,348	78,436	—	(25,316)	243,468

Total liabilities	2,901,039	188,667	—	456,468	3,546,174

Shareholders’ equity (deficit)	1,250,185	93,501	70,696	(136,157)	1,278,225

Total liabilities and shareholders’ equity	$4,151,224	$282,168	$70,696	$320,311	$4,824,399

	December 31, 2007 (Audited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$1,531,606	$265,653	$167,915	$52,974	$2,018,148
Equity securities:
Common	116,005	4	—	1,242	117,251
Preferred	277,165	—	22,465	—	299,630
Short term investments	951	—	—	1,300	2,251

Total investments	$1,925,727	$265,657	$190,380	$55,516	$2,437,280
Cash and cash equivalents	229,446	62,298	11,252	51,512	354,508
Investments in unconsolidated subsidiaries	131,225	—	163,661	14,914	309,800
Reinsurance recoverables	35,930	987	—	—	36,917
Deferred policy acquisition costs	10,474	3,921	3,910	—	18,305
Property, equipment and software, net of accumulated depreciation and amortization	75,884	2,095	187	79,142	157,308
Other assets	188,018	12,174	52,918	49,657	302,767
Assets - discontinued operations - held for sale	—	1,453,555	—	—	1,453,555

Total assets	$2,596,704	$1,800,687	$422,308	$250,741	$5,070,440

Liabilities
Reserve for losses and loss adjustment expenses	$1,133,080	$41,579	$2,650	$—	$1,177,309
Unearned premiums	107,200	22,983	6,709	29	136,921
Debt	—	—	50,000	446,593	496,593
Other liabilities (assets)	129,246	46,652	2,892	(515)	178,275
Liabilities - discontinued operations - held for sale	—	568,380	—	—	568,380

Total liabilities	1,369,526	679,594	62,251	446,107	2,557,478

Shareholders’ equity (deficit)	1,227,178	1,121,093	360,057	(195,366)	2,512,962

Total liabilities and shareholders’ equity	$2,596,704	$1,800,687	$422,308	$250,741	$5,070,440

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (6) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2008					2007
Income Statement Components - Quarter Ended	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(Dollars in thousands)					(Dollars in thousands)
Revenues
Premiums written:
Gross premiums written	$243,883	$249,423	$251,677	$262,870	$1,007,853	$258,026	$266,545	$236,412	$240,430	$1,001,413
Ceded and refunded premiums, net of assumed premiums	(68,225)	(75,515)	(55,614)	(57,872)	(257,226)	(57,773)	(52,147)	(47,232)	(44,514)	(201,666)

Net premiums written	175,658	173,908	196,063	204,998	750,627	200,253	214,398	189,180	195,916	799,747
Change in unearned premiums	5,261	5,887	7,572	2,826	21,546	6,001	(8,859)	6,205	(2,157)	1,190

Premiums earned	$180,919	$179,795	$203,635	$207,824	$772,173	$206,254	$205,539	$195,385	$193,759	$800,937
Net investment income	28,633	29,331	29,255	28,000	115,219	27,281	28,786	25,966	28,322	110,355
Net realized investment (losses) gains	(25,451)	(50,800)	(12,900)	41,551	(47,600)	(1,526)	2,865	981	2,267	4,587
Other income (loss)	6	(190)	(91)	(76)	(351)	(86)	167	17	(13)	85

Total revenues	184,107	158,136	219,899	277,299	839,441	231,923	237,357	222,349	224,335	915,964

Losses and expenses
Losses and loss adjustment expenses	398,010	348,201	552,476	537,033	1,835,720	520,611	348,314	134,384	92,784	1,096,093
Amortization of deferred policy acquisition costs	4,129	3,387	3,819	4,251	15,586	46,213	12,809	12,610	12,582	84,214
Other underwriting and operating expenses	52,237	24,633	24,159	22,339	123,368	22,717	18,420	26,759	27,661	95,557
Interest expense	25	53	29	32	139	33	36	39	—	108

Total losses and expenses	454,401	376,274	580,483	563,655	1,974,813	589,574	379,579	173,792	133,027	1,275,972

(Loss) income before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(270,294)	(218,138)	(360,584)	(286,356)	(1,135,372)	(357,651)	(142,222)	48,557	91,308	(360,008)
Equity in earnings (losses) from unconsolidated subsidiaries	675	(85)	2,986	2,880	6,456	3,474	4,167	4,617	4,861	17,119

(Loss) income before income taxes	(269,619)	(218,223)	(357,598)	(283,476)	(1,128,916)	(354,177)	(138,055)	53,174	96,169	(342,889)
Income tax (benefit) expense	(95,525)	(81,108)	(131,739)	(110,999)	(419,371)	(118,160)	(72,833)	11,627	27,293	(152,073)

Net (loss) income	$(174,094)	$(137,115)	$(225,859)	$(172,477)	$(709,545)	$(236,017)	$(65,222)	$41,547	$68,876	$(190,816)

Loss ratio (10)	220.0%	193.7%	271.3%	258.4%	237.7%	252.4%	169.5%	68.8%	47.9%	136.9%
Expense ratio (10)	32.1%	16.1%	14.3%	13.0%	18.5%	34.4%	14.6%	20.8%	20.5%	22.5%
Combined ratio	252.1%	209.8%	285.6%	271.4%	256.2%	286.8%	184.1%	89.6%	68.4%	159.4%

Balance Sheet Components - As of Quarter End	12/31/2008	9/30/2008	6/30/2008	3/31/2008		12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(Dollars in thousands)					(Dollars in thousands)
Assets
Investments:
Fixed income securities	$1,722,432	$1,726,032	$1,960,626	$1,746,902		$1,531,606	$1,567,122	$1,523,285	$1,540,150
Equity securities:
Common	5,593	9,883	10,927	14,159		116,005	135,738	141,255	129,096
Preferred	216,256	212,703	243,459	260,646		277,165	283,051	236,403	229,948
Short term investments	980	980	977	951		951	951	947	930

Total investments	$1,945,261	$1,949,598	$2,215,989	$2,022,658		$1,925,727	$1,986,862	$1,901,890	$1,900,124
Cash and cash equivalents	1,239,490	400,086	106,317	285,074		229,446	91,460	165,114	262,327
Investments in unconsolidated subsidiaries	135,082	132,584	135,580	133,664		131,225	127,206	122,072	137,041
Reinsurance recoverables	482,678	392,701	313,549	123,864		35,930	3,782	2,554	2,669
Deferred policy acquisition costs	32,317	28,091	22,532	15,992		10,474	43,344	43,906	43,193
Property, equipment and software, net of accumulated depreciation and amortization	54,230	60,000	70,330	73,832		75,884	80,170	83,293	84,448
Other assets	262,166	298,908	264,577	242,679		188,018	186,915	139,745	124,958

Total assets	$4,151,224	$3,261,968	$3,128,874	$2,897,763		$2,596,704	$2,519,739	$2,458,574	$2,554,760

Liabilities
Reserve for losses and loss adjustment expenses	$2,624,504	$2,349,651	$2,132,632	$1,589,253		$1,133,080	$698,238	$444,594	$386,036
Unearned premiums	86,187	90,007	96,739	104,674		107,200	112,634	103,331	108,968
Other liabilities	190,348	200,593	115,973	185,738		129,246	205,749	265,268	347,720

Total liabilities	2,901,039	2,640,251	2,345,344	1,879,665		1,369,526	1,016,621	813,193	842,724

Shareholder’s equity	1,250,185	621,717	783,530	1,018,098		1,227,178	1,503,118	1,645,381	1,712,036

Total liabilities and shareholder’s equity	$4,151,224	$3,261,968	$3,128,874	$2,897,763		$2,596,704	$2,519,739	$2,458,574	$2,554,760

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (1)

	2008					2007
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(Dollars in millions)					(Dollars in millions)
New Insurance Written
Flow insurance written	$5,725	$6,156	$4,364	$5,952	$22,197	$8,701	$11,091	$10,268	$7,524	$37,584
Structured insurance written	24	67	184	167	442	369	3,404	1,337	3,439	8,549

Primary new insurance written	$5,749	$6,223	$4,548	$6,119	$22,639	$9,070	$14,495	$11,605	$10,963	$46,133

Primary new risk written	$1,322	$1,413	$985	$1,417	$5,137	$2,215	$3,533	$2,806	$2,920	$11,474
Pool new insurance written (11)	$—	$—	$—	$274	$274	$968	$1,953	$5,270	$6,188	$14,379
Pool new risk written (11)	$—	$—	$—	$4	$4	$14	$41	$122	$178	$355
Product mix as a % of primary new insurance written:
High LTV (above 97% LTV’s)	0%	0%	4%	15%	5%	21%	31%	35%	36%	32%
95.01% to 97% LTV’s	3%	4%	5%	2%	3%	2%	2%	3%	3%	3%
90.01% to 95% LTV’s	31%	26%	22%	23%	26%	26%	26%	21%	22%	24%
85.01% to 90% LTV’s	52%	55%	49%	44%	50%	40%	30%	31%	27%	31%
85% and below	14%	15%	20%	16%	16%	11%	11%	10%	12%	10%
Less than A quality loans	0%	0%	1%	4%	1%	8%	12%	10%	9%	10%
Alt-A loans	0%	1%	8%	13%	5%	15%	22%	32%	38%	27%
Interest only loans	2%	5%	6%	8%	5%	12%	18%	24%	26%	20%
Payment option ARMS	0%	0%	0%	0%	0%	1%	2%	3%	3%	3%
ARMs	1%	1%	2%	2%	1%	3%	8%	8%	16%	9%
Monthlies	93%	92%	97%	98%	95%	98%	86%	98%	95%	94%
Refinances	25%	22%	41%	45%	33%	36%	31%	38%	47%	37%
Structured transactions	0%	1%	4%	3%	2%	4%	23%	12%	31%	19%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (2)

	2008				2007
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(Dollars in millions, except loan size)
Primary Insurance and Risk in Force
Primary insurance in force
Flow	$106,147	$104,336	$103,626	$103,860	$102,410	$98,105	$91,864	$87,184
Structured transactions	18,118	18,806	19,525	20,403	21,213	21,864	19,803	19,701

Total	$124,265	$123,142	$123,151	$124,263	$123,623	$119,969	$111,667	$106,885

Primary risk in force
Flow	$26,329	$25,981	$25,983	$26,156	$25,852	$24,754	$23,075	$21,837
Structured transactions	4,276	4,458	4,650	4,896	5,115	5,324	5,016	5,138

Total	$30,605	$30,439	$30,633	$31,052	$30,967	$30,078	$28,091	$26,975

Pool risk in force (11)	$2,722	$2,762	$2,812	$3,443	$3,464	$3,476	$3,461	$3,373
Primary risk in force - credit score distribution
Flow
620 or above	94.1%	93.7%	93.4%	93.2%	93.1%	93.1%	93.6%	93.8%
619-575	4.6%	4.9%	5.1%	5.3%	5.3%	5.3%	5.0%	4.9%
574 or below	1.3%	1.4%	1.5%	1.5%	1.6%	1.6%	1.4%	1.3%
Structured transactions
620 or above	86.2%	86.2%	86.2%	86.2%	86.1%	86.1%	85.4%	85.3%
619-575	8.7%	8.7%	8.7%	8.7%	8.8%	8.8%	9.2%	9.2%
574 or below	5.1%	5.1%	5.1%	5.1%	5.1%	5.1%	5.4%	5.5%
Total
620 or above	93.0%	92.6%	92.4%	92.1%	91.9%	91.9%	92.1%	92.2%
619-575	5.2%	5.5%	5.6%	5.8%	5.9%	5.9%	5.8%	5.7%
574 or below	1.8%	1.9%	2.0%	2.1%	2.2%	2.2%	2.1%	2.1%
Primary average loan size (in thousands)
Flow	$160.3	$158.3	$157.0	$155.6	$153.7	$150.6	$146.6	$142.8
Structured transactions	$159.4	$159.9	$160.3	$160.8	$161.7	$162.0	$159.6	$159.2
Total	$160.2	$158.6	$157.5	$156.4	$155.0	$152.6	$148.7	$145.5
Loss severity (12) - primary (quarterly)
Flow	87.4%	100.7%	98.8%	95.7%	95.5%	90.6%	87.9%	88.5%
Structured transactions	91.9%	98.9%	98.2%	98.9%	94.6%	92.0%	92.5%	90.3%
Total	89.0%	100.0%	98.6%	96.9%	95.2%	91.1%	89.3%	89.0%
Persistency (13)
Primary persistency rate	82.2%	81.0%	79.6%	77.6%	75.5%	73.3%	71.7%	70.7%
Risk-to-capital ratio (14)	18.5 to 1	15.8 to 1	12.6 to 1	12.0 to 1	10.8 to 1	9.6 to 1	8.6 to 1	8.3 to 1

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (3)

			12/31/2008		9/30/2008		12/31/2007
Policy Year As a Percentage of Primary Risk in Force (RIF)			Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total
			(In millions)		(In millions)		(In millions)
Prior to 1999			$336	1.1%	$359	1.2%	$436	1.4%
1999			273	0.9%	279	0.9%	312	1.0%
2000			122	0.4%	126	0.4%	144	0.5%
2001			438	1.4%	457	1.5%	539	1.7%
2002			956	3.1%	998	3.3%	1,173	3.8%
2003			2,577	8.4%	2,691	8.8%	3,174	10.2%
2004			2,755	9.0%	2,862	9.4%	3,344	10.8%
2005			4,029	13.2%	4,189	13.8%	4,829	15.6%
2006			5,175	16.9%	5,384	17.7%	6,191	20.0%
2007			9,068	29.6%	9,435	31.0%	10,825	35.0%
2008			4,876	16.0%	3,659	12.0%	—	0.0%

Total			$30,605		$30,439		$30,967

			12/31/2008		9/30/2008		12/31/2007
			% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate
Top 10 States as a Percentage of Primary Risk in Force, (Ranking based on 12/31/08 RIF)
Florida			10.3%	27.8%	10.5%	22.6%	10.8%	10.6%
California			8.0%	24.7%	8.2%	21.0%	8.1%	10.9%
Texas			7.3%	9.4%	7.2%	8.0%	7.2%	6.0%
Illinois			5.2%	14.8%	5.1%	12.6%	5.0%	8.2%
Georgia			4.7%	14.6%	4.7%	12.3%	4.7%	9.5%
New York			3.9%	11.3%	3.8%	9.6%	3.6%	6.8%
Ohio			3.8%	13.5%	3.8%	12.6%	3.8%	10.8%
Pennsylvania			3.3%	10.8%	3.3%	9.7%	3.3%	7.5%
New Jersey			3.2%	14.2%	3.1%	12.0%	3.0%	7.5%
Washington			3.1%	8.1%	3.1%	6.4%	3.1%	3.6%

	2008				2007
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
As a Percentage of Primary Risk in Force - loan to value ratios
High LTV (above 97% LTV’s)	21.5%	22.6%	24.0%	24.4%	24.6%	23.9%	22.4%	20.3%
95.01% to 97% LTV’s	4.1%	4.0%	3.9%	3.8%	3.8%	4.0%	4.3%	4.5%
90.01% to 95% LTV’s	29.9%	29.4%	29.3%	29.4%	29.5%	29.3%	29.4%	30.1%
85.01% to 90% LTV’s	37.5%	36.9%	35.7%	35.3%	35.0%	34.9%	35.7%	36.5%
85% and below	7.0%	7.1%	7.1%	7.1%	7.1%	7.9%	8.2%	8.6%
As a Percentage of Primary Risk in Force:
Less-than-A quality (FICO scores below 620)	7.1%	7.4%	7.7%	7.9%	8.1%	8.1%	7.9%	7.8%
Less-than-A quality (FICO scores below 575) (A)	1.8%	1.9%	2.0%	2.1%	2.2%	2.2%	2.1%	2.1%
Alt-A Loans:
With FICO scores of 660 and above	16.3%	17.4%	19.0%	19.4%	19.6%	20.0%	19.3%	18.3%
With FICO scores below 660 and above 619	2.5%	2.6%	2.9%	3.0%	3.2%	3.4%	3.7%	3.8%

Total Alt-A Loans	18.8%	20.0%	21.9%	22.4%	22.8%	23.4%	23.0%	22.1%
ARMs (B)	10.3%	11.0%	11.6%	12.1%	12.8%	14.1%	16.0%	17.7%
Interest Only (C)	11.8%	12.5%	13.8%	14.0%	14.2%	14.2%	13.6%	12.1%
Payment Option ARMs	3.4%	3.6%	3.7%	3.7%	3.8%	3.9%	4.2%	4.3%

(A)	Less-than-A quality loans with FICO scores below 575 is a subset of PMI’s less-than-A quality loan portfolio.

(B)	Approximately 1.0% and 0.6% of RIF are subject to initial payment adjustment in 2009 and 2010, respectively.

(C)	Approximately 97.8% and 95.4% of interest only loans written in 2007 and 2008, respectively, have an initial deferral period of 5 years or greater.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION

	2008					2007
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total (15)	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total (15)
	(Dollars in millions, except claim size)					(Dollars in millions, except claim size)
Primary loans, defaults and default rates
Primary policies in force	775,841	776,544	781,867	794,323	775,841	797,419	786,301	750,835	734,431	797,419
Primary loans in default	109,580	93,670	80,895	69,718	109,580	63,197	50,742	42,349	39,206	63,197
Primary default rate	14.12%	12.06%	10.35%	8.78%	14.12%	7.93%	6.45%	5.64%	5.34%	7.93%
Flow only default rate	13.00%	10.93%	9.26%	7.57%	13.00%	6.74%	5.38%	4.70%	4.54%	6.74%
Structured transactions only default rate	20.70%	18.41%	16.25%	15.14%	20.70%	13.92%	11.65%	10.37%	9.29%	13.92%
Pool default rate	15.54%	12.74%	10.76%	9.20%	15.54%	7.76%	6.18%	5.17%	4.82%	7.76%
Primary default rates by loan type
Alt-A loans	30.56%	25.79%	21.67%	17.47%	30.56%	13.86%	9.92%	7.32%	6.06%	13.86%
Less than A quality loans	30.81%	27.25%	23.27%	20.74%	30.81%	20.21%	17.27%	16.83%	16.94%	20.21%
Above 97s	18.28%	15.23%	12.39%	10.18%	18.28%	9.11%	6.98%	6.02%	5.74%	9.11%
ARMs (excluding 2/28 Hybrid ARMs)	32.00%	27.40%	23.41%	19.03%	32.00%	15.48%	11.74%	9.72%	8.43%	15.48%
2/28 Hybrid ARMs	48.46%	47.38%	45.38%	42.95%	48.46%	38.62%	31.00%	22.06%	18.08%	38.62%
Payment option ARMs	38.87%	32.60%	26.72%	19.59%	38.87%	14.46%	9.28%	6.32%	4.34%	14.46%
Interest Only	28.62%	23.53%	19.25%	15.04%	28.62%	10.98%	7.11%	5.02%	4.15%	10.98%
Claims paid
Primary claims paid - flow	$143.7	$130.1	$117.2	$93.0	$484.0	$71.0	$57.7	$46.7	$46.9	$222.3
Primary claims paid - structured transactions	79.7	76.9	71.8	59.9	288.3	34.7	29.4	21.6	18.4	104.1
Supplemental and other (16)	(7.4)	(24.6)	0.9	1.8	(29.3)	3.5	0.6	(0.5)	(0.4)	3.2

Total primary claims paid	216.0	182.4	189.9	154.7	743.0	109.2	87.7	67.8	64.9	329.6
Total pool and other	8.5	17.7	2.8	7.9	36.9	5.3	4.9	4.5	4.4	19.1

Total claims paid	224.5	200.1	192.7	162.6	779.9	114.5	92.6	72.3	69.3	348.7
Loss adjustment expenses	11.6	10.2	6.1	6.2	34.1	3.4	3.3	3.4	3.5	13.6

Total claims paid including loss adjustment expenses	$236.1	$210.3	$198.8	$168.8	$814.0	$117.9	$95.9	$75.7	$72.8	$362.3
Number of primary claims paid	5,044	4,371	4,329	3,722	17,466	2,889	2,675	2,336	2,362	10,262
Average primary claim size (in thousands) (16)	$44.4	$47.6	$43.9	$41.6	$44.5	$37.8	$32.8	$29.0	$27.5	$32.1
Captive reinsurance arrangements
Percentage of flow NIW subject to captive reinsurance arrangements	23.2%	19.6%	50.8%	68.4%	39.8%	74.3%	64.2%	60.9%	49.2%	62.7%
Percentage of primary NIW subject to captive reinsurance arrangements	23.1%	19.4%	48.7%	66.5%	39.0%	71.3%	49.1%	53.9%	34.0%	51.1%
Percentage of primary IIF subject to captive reinsurance arrangements	49.0%	50.0%	53.0%	53.0%	51.2%	52.2%	50.2%	50.3%	51.0%	52.2%
Percentage of primary RIF subject to captive reinsurance arrangements	49.5%	50.4%	53.1%	53.1%	51.5%	52.3%	50.2%	50.2%	50.8%	52.3%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS ANALYSIS OF LOSS RESERVES

Loss Reserve Analysis	2008				2007
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(Dollars in millions)				(Dollars in millions)
Beginning reserves for losses and LAE,	$2,349.7	$2,132.6	$1,589.3	$1,133.1	$698.2	$444.6	$386.0	$366.2
Reinsurance recoverables	(392.7)	(313.5)	(123.9)	(35.9)	(3.8)	(2.6)	(2.7)	(2.9)

Net balance at beginning of the period	1,957.0	1,819.1	1,465.4	1,097.2	694.4	442.0	383.3	363.3
Loss and LAE incurred (principally with respect to defaults occuring in):
Current year	473.8	393.5	480.4	363.2	474.8	238.1	101.4	80.1
Prior years	(45.8)	(45.3)	72.1	173.8	45.8	110.2	33.0	12.7

Total incurred	428.0	348.2	552.5	537.0	520.6	348.3	134.4	92.8
Loss and LAE payments (principally with respect to defaults occuring in):
Current year	(72.7)	(22.7)	(5.4)	(0.1)	(31.3)	(11.3)	(0.9)	(0.1)
Prior years	(170.5)	(187.6)	(193.4)	(168.7)	(86.5)	(84.6)	(74.8)	(72.7)

Total payments	(243.2)	(210.3)	(198.8)	(168.8)	(117.8)	(95.9)	(75.7)	(72.8)
Net ending balance	2,141.8	1,957.0	1,819.1	1,465.4	1,097.2	694.4	442.0	383.3
Reinsurance recoverables (A)	482.7	392.7	313.5	123.9	35.9	3.8	2.6	2.7

Ending reserves for losses and LAE	$2,624.5	$2,349.7	$2,132.6	$1,589.3	$1,133.1	$698.2	$444.6	$386.0

Loss Reserves by Book Year		12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	12/31/2006	12/31/2005
		(Dollars in thousands)				(Dollars in thousands)
2002 and prior		$137,136	$131,268	$125,014	$134,477	$117,987	$103,053	$149,157
2003		118,672	111,493	101,505	95,622	87,713	65,107	80,443
2004		166,420	157,722	152,214	133,461	119,017	76,606	80,865
2005		406,224	382,756	371,433	298,904	238,077	83,339	35,071
2006		774,871	687,187	633,559	462,662	345,918	38,077	—
2007		928,065	821,026	725,815	461,633	224,368	—	—
2008		93,116	58,199	23,092	2,494	—	—	—

Total Loss Reserves		$2,624,504	$2,349,651	$2,132,632	$1,589,253	$1,133,080	$366,182	$345,536

	12/31/2008		9/30/2008		6/30/2008		3/31/2008		12/31/2007
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in millions)
Primary insurance	109,580	$2,340.0	93,670	$2,195.3	80,895	$2,037.4	69,718	$1,498.9	63,197	$1,054.3
Pool insurance (11)	50,770	261.6	42,741	154.4	37,640	95.2	33,536	90.4	29,143	78.8
Surety (B)	—	22.9	—	—	—	—	—	—	—	—

Total	160,350	$2,624.5	136,411	$2,349.7	118,535	$2,132.6	103,254	$1,589.3	92,340	$1,133.1

(A)	Reinsurance recoverables includes captive reinsurance agreements and other reinsurance recoverables.

(B)	Reserve for losses and LAE relates to loss reserves on PMI Guaranty’s surety business with FGIC which was commutated and merged into the Company’s U.S. Mortgage Insurance Operations in the fourth quarter of 2008.

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY STATISTICAL INFORMATION

	2008					2007
	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total (15)	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total (15)
	(Dollars in millions, except claims paid and claim size)					(Dollars in millions, except claims paid and claim size)
Primary new insurance written	$1,148	$1,466	$1,877	$1,353	$5,844	$1,389	$1,621	$1,566	$1,053	$5,629
Primary insurance in force	$22,015	$21,446	$20,627	$19,530	$22,015	$18,942	$18,265	$17,415	$16,670	$18,942
Primary risk in force	$5,465	$5,334	$5,137	$4,871	$5,465	$4,721	$4,532	$4,292	$4,085	$4,721
Policies in force	140,128	137,979	134,451	129,032	140,128	126,342	123,164	118,933	115,224	126,342
Primary loans in default	3,565	2,795	2,157	1,832	3,565	1,796	1,516	1,259	1,130	1,796
Primary default rate	2.54%	2.03%	1.60%	1.42%	2.54%	1.42%	1.23%	1.06%	0.98%	1.42%
Persistency	85.4%	84.1%	82.6%	81.6%	85.4%	81.6%	80.7%	79.2%	78.5%	81.6%
Primary claims paid (in thousands)	$8,432	$5,929	$6,051	$4,033	$24,445	$3,726	$3,235	$2,392	$2,131	$11,484
Number of primary claims paid	232	169	173	118	692	112	116	83	75	386
Average primary claim size (in thousands)	$36.3	$35.1	$35.0	$34.2	$35.3	$33.3	$27.9	$28.8	$28.4	$29.8

THE PMI GROUP, INC. AND SUBSIDIARIES

INTERNATIONAL OPERATIONS SEGMENT (7) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2008					2007
Income Statement Components - Quarter Ended	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(U.S. dollars in thousands)					(U.S. dollars in thousands)
Net premiums written	$1,875	$2,577	$6,093	$7,688	$18,233	$2,802	$4,419	$3,497	$3,405	$14,123

Revenues
Premiums earned	$3,192	$3,776	$3,769	$3,205	$13,942	$3,704	$3,644	$3,519	$3,579	$14,446
Net (losses) gains from credit default swaps	(11,714)	(9,911)	9,550	800	(11,275)	(9,483)	(8,371)	1,579	1,828	(14,447)
Net investment income	509	3,875	3,762	4,767	12,913	2,854	2,866	2,719	2,409	10,848
Net realized investment (losses) gains	(896)	1,868	(480)	(231)	261	8	(267)	(16)	111	(164)
Other (loss) income	(23)	(23)	23	28	5	(97)	91	(9)	(99)	(114)

Total (expenses) revenues	(8,932)	(415)	16,624	8,569	15,846	(3,014)	(2,037)	7,792	7,828	10,569

Losses and expenses
Losses and loss adjustment expenses	6,447	34,488	3,589	19,020	63,544	22,111	2,719	1,611	364	26,805
Amortization of deferred policy acquisition costs	383	1,568	403	345	2,699	2,617	341	284	227	3,469
Other underwriting and operating expenses (3)	12,216	13,048	7,658	6,981	39,903	5,897	5,217	4,110	2,880	18,104

Total losses and expenses	19,046	49,104	11,650	26,346	106,146	30,625	8,277	6,005	3,471	48,378

(Loss) income from continuing operations before income taxes	(27,978)	(49,519)	4,974	(17,777)	(90,300)	(33,639)	(10,314)	1,787	4,357	(37,809)
Income tax expense (benefits) from continuing operations	2,242	(3,510)	340	(2,336)	(3,264)	(2,856)	(1,567)	446	1,448	(2,529)

(Loss) income from continuing operations	(30,220)	(46,009)	4,634	(15,441)	(87,036)	(30,783)	(8,747)	1,341	2,909	(35,280)
Income (loss) from discontinued operations, net of taxes	1,914	(51)	26,469	33,217	61,549	20,671	22,626	26,756	20,217	90,270
Gain (loss) on sale from discontinued operations, net of taxes	1,741	(80,490)	—	—	(78,749)	—	—	—	—	—
		—

Net (loss) income	$(26,565)	$(126,550)	$31,103	$17,776	$(104,236)	$(10,112)	$13,879	$28,097	$23,126	$54,990

Loss ratio, expense ratio and combined ratio for the International Operations segement are not meaningful due to the sale of PMI Australia and PMI Asia, which were classified as discontinued operations.

Balance Sheet Components - As of Quarter End	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(U.S. dollars in thousands)				(U.S. dollars in thousands)
Assets
Investments:
Fixed income and equity securities	$139,804	$158,171	$285,814	$288,047	$265,657	$263,807	$197,165	$198,445
Cash and cash equivalents	124,518	164,276	64,566	61,732	62,298	63,836	106,853	23,662
Reinsurance recoverables	—	953	1,066	1,068	987	965	916	904
Deferred policy acquisition costs	2,474	2,945	4,965	5,006	3,921	5,346	4,366	3,821
Property, equipment and software, net of accumulated depreciation and amortization	948	1,709	1,901	2,065	2,095	2,100	1,616	1,344
Other assets	14,424	18,596	15,815	16,837	12,174	11,457	9,585	14,809
Assets - discontinued operations - held for sale	—	1,324,795	1,618,497	1,522,347	1,453,555	1,437,828	1,353,067	1,261,338

Total assets	$282,168	$1,671,445	$1,992,624	$1,897,102	$1,800,687	$1,785,339	$1,673,568	$1,504,323

Liabilities
Reserve for losses and loss adjustment expenses	$84,782	$90,856	$62,664	$60,736	$41,579	$20,634	$18,083	$17,587
Unearned premiums	25,449	27,296	31,660	29,378	22,983	23,347	21,390	21,117
Other liabilities	78,436	63,124	48,915	52,694	46,652	39,436	25,304	26,793
Liabilities - discontinued operations - held for sale	—	543,830	615,441	576,681	568,380	548,164	521,888	484,030

Total liabilities	188,667	725,106	758,680	719,489	679,594	631,581	586,665	549,527

Shareholder’s equity	93,501	946,339	1,233,944	1,177,613	1,121,093	1,153,758	1,086,903	954,796

Total liabilities and shareholder’s equity	$282,168	$1,671,445	$1,992,624	$1,897,102	$1,800,687	$1,785,339	$1,673,568	$1,504,323

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2008					2007
Income Statement Components - Quarter Ended	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(U.S. dollars in thousands, unless otherwise noted)					(U.S. dollars in thousands, unless otherwise noted)
Net premiums written	$1,875	$2,577	$6,093	$5,368	$15,913	$2,802	$4,420	$3,497	$3,404	$14,123

Revenues
Premiums earned	$3,051	$3,598	$3,660	$3,156	$13,465	$3,704	$3,644	$3,519	$3,579	$14,446
Net (losses) gains from credit default swaps	(11,714)	(9,911)	9,550	800	(11,275)	(9,483)	(8,371)	1,579	1,828	(14,447)
Net investment income	282	3,221	2,971	3,972	10,446	1,919	2,080	2,225	2,408	8,632
Net realized investment (losses) gains	(4,377)	874	(480)	(231)	(4,214)	6	(267)	(15)	112	(164)
Other loss	—	—	—	—	—	—	(8)	(26)	(100)	(134)

Total (expenses) revenues	(12,758)	(2,218)	15,701	7,697	8,422	(3,854)	(2,922)	7,282	7,827	8,333

			—
Losses and expenses
Losses and loss adjustment expenses	6,288	34,386	3,589	18,975	63,238	22,111	2,719	1,611	364	26,805
Amortization of deferred policy acquisition costs	311	1,565	401	345	2,622	2,617	341	284	227	3,469
Other underwriting and operating expenses (3)	6,069	9,813	5,587	4,633	26,102	4,283	3,880	3,108	2,769	14,040

Total losses and expenses	12,668	45,764	9,577	23,953	91,962	29,011	6,940	5,003	3,360	44,314

(Loss) income before income taxes	(25,426)	(47,982)	6,124	(16,256)	(83,540)	(32,865)	(9,862)	2,279	4,467	(35,981)
Income tax expense (benefit)	2,255	(3,510)	340	(2,336)	(3,251)	(3,281)	(1,417)	624	1,488	(2,586)

Net (loss) income	$(27,681)	$(44,472)	$5,784	$(13,920)	$(80,289)	$(29,584)	$(8,445)	$1,655	$2,979	$(33,395)

Net (loss) income (Euros in thousands)	€(20,011)	€(29,410)	€3,704	€(8,857)	€(54,574)	€(21,715)	€(6,144)	€1,227	€2,272	€(24,360)

Loss ratio, expense ratio and combined ratio for PMI Europe are not meaningful.

Balance Sheet Components - As of Quarter End	12/31/2008	9/30/2008	6/30/2008	3/31/2008		12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(U.S. dollars in thousands)					(U.S. dollars in thousands)
Assets
Investments:
Fixed income securities	$136,856	$145,746	$220,099	$222,364		$200,825	$203,992	$197,165	$198,445
Cash and cash equivalents	107,420	109,440	58,256	53,765		53,335	47,715	36,316	23,662
Reinsurance recoverables	—	954	1,066	1,068		987	965	916	904
Deferred policy acquisition costs	2,228	2,580	4,581	4,623		3,921	5,346	4,366	3,821
Property, equipment and software, net of accumulated depreciation and amortization	948	1,165	1,269	1,372		1,323	1,317	1,293	1,344
Other assets	14,332	18,279	15,287	15,837		11,780	10,094	9,327	14,809

Total assets	$261,784	$278,164	$300,558	$299,029		$272,171	$269,429	$249,383	$242,985

Liabilities
Reserve for losses and loss adjustment expenses	$84,503	$90,715	$62,620	$60,692		$41,579	$20,634	$18,083	$17,587
Unearned premiums	23,948	25,417	29,521	27,140		22,983	23,347	21,390	21,117
Other liabilities	76,814	61,269	47,284	50,432		45,534	36,772	24,154	26,697

Total liabilities	185,265	177,401	139,425	138,264		110,096	80,753	63,627	65,401

Shareholder’s equity	76,519	100,763	161,133	160,765		162,075	188,676	185,756	177,584

Total liabilities and shareholder’s equity	$261,784	$278,164	$300,558	$299,029		$272,171	$269,429	$249,383	$242,985

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE STATISTICAL INFORMATION

	2008					2007
	12/31/2008	9/30/2008	6/30//2008	3/31/2008	Total (15)	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total (15)
	(U.S. dollars in millions, except claims paid)					(U.S. dollars in millions, except claims paid)
New insurance written	$172	$90	$129	$95	$486	$236	$132	$141	$136	$645
New credit default swaps written	$—	$—	$—	$—	$—	$12,067	$1,919	$—	$—	$13,986
New reinsurance written	$—	$—	$3,627	$1,934	$5,561	$617	$1,402	$1,778	$504	$4,301
Insurance in force	$46,290	$55,143	$62,422	$63,103	$46,290	$62,929	$51,707	$48,120	$48,121	$62,929
Risk in force	$7,367	$7,972	$9,182	$9,628	$7,367	$9,420	$5,711	$3,813	$3,824	$9,420
Claims paid including credit default swaps (in thousands)	$11,988	$2,461	$3,593	$3,562	$21,604	$2,898	$3,207	$2,577	$1,547	$10,229

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL GUARANTY SEGMENT (8) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2008					2007
Income Statement Components - Quarter Ended	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(Dollars in thousands)					(Dollars in thousands)
Net premiums written	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Revenues
Premiums earned	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	—	—	—
Net realized investment gains	—	—	—	—	—	—	—	—	—	—
Impairment of unconsolidated subsidiaries (2)	—	(2,887)	—	(87,981)	(90,868)	(38,499)	—	—	—	(38,499)

Total (expneses) revenues	—	(2,887)	—	(87,981)	(90,868)	(38,499)	—	—	—	(38,499)

Losses and expenses										—
Losses and loss adjustment expenses	—	—	—	—	—	—	—	—	—	—
Amortization of deferred policy acquisition costs	—	—	—	—	—	—	—	—	—	—
Other underwriting and operating expenses	—	—	—	—	—	—	—	—	—	—

Total losses and expenses	—	—	—	—	—	—	—	—	—	—

Loss before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	—	(2,887)	—	(87,981)	(90,868)	(38,499)	—	—	—	(38,499)
										0
Equity in (losses) earnings from unconsolidated subsidiaries	(6,453)	9,340	(24,321)	(36,236)	(57,670)	(794,637)	(26,741)	30,842	31,703	(758,833)

(Loss) income from continuing operations before income taxes	(6,453)	6,453	(24,321)	(124,217)	(148,538)	(833,136)	(26,741)	30,842	31,703	(797,332)
Income tax (benefit) expense from continuing operations	(23,296)	—	—	(1,244)	(24,540)	(67,767)	(1,113)	3,264	3,040	(62,576)

(Loss) income from continuing operations	$16,843	$6,453	$(24,321)	$(122,973)	$(123,998)	$(765,369)	$(25,628)	$27,578	$28,663	$(734,756)
(Loss) income from discontinued operations, net of taxes	(1,507)	437	(21,785)	(1,265)	(24,120)	(787)	1,236	1,436	1,201	3,086

Net (loss) income	$15,336	$6,890	$(46,106)	$(124,238)	$(148,118)	$(766,156)	$(24,392)	$29,014	$29,864	$(731,670)

Balance Sheet Components - As of Quarter End	12/31/2008	9/30/2008	6/30/2008	3/31/2008		12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(Dollars in thousands)					(Dollars in thousands)
Assets
Investments:
Fixed income securities	$—	$617	$117,607	$163,534		$167,915	$167,276	$165,422	$133,461
Equity securities: preferred	—	—	20,097	21,102		22,465	26,880	25,131	24,459

Total investments	$—	$617	$137,704	$184,636		$190,380	$194,156	$190,553	$157,920
Cash and cash equivalents	—	30,220	29,276	7,419		11,252	11,610	15,414	56,260
Investments in unconsolidated subsidiaries	—	6,453	—	25,998		163,661	984,417	996,431	977,523
Deferred policy acquisition costs	—	—	—	3,600		3,910	3,902	3,312	2,182
Property, equipment and software, net of accumulated depreciation and amortization	—	—	162	174		187	131	132	133
Other assets	70,696	60,414	67,520	7,323		52,918	3,838	4,282	5,282

Total assets	$70,696	$97,704	$234,662	$229,150		$422,308	$1,198,054	$1,210,124	$1,199,300

Liabilities
Reserve for losses and loss adjustment expenses	$—	$22,900	$7,241	$(878)		$2,650	$—	$—	$—
Unearned premiums	—	—	820	6,331		6,709	6,748	6,984	6,123
Long-term debt	—	—	50,000	50,000		50,000	50,000	50,000	50,000
Other (assets) liabilities	—	(2,000)	2,897	(45,082)		2,892	37,766	40,817	45,745

Total liabilities	—	20,900	60,958	10,371		62,251	94,514	97,801	101,868

Shareholder’s equity	70,696	76,804	173,704	218,779		360,057	1,103,540	1,112,323	1,097,432

Total liabilities and shareholder’s equity	$70,696	$97,704	$234,662	$229,150		$422,308	$1,198,054	$1,210,124	$1,199,300

THE PMI GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER SEGMENT (9) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2008					2007
Income Statement Components - Quarter Ended	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total	12/31/2007	9/30/2007	6/30/2007	3/31/2007	Total
	(Dollars in thousands)					(Dollars in thousands)
Net premiums written	$10	$12	$5	$8	$35	$19	$14	$7	$12	$52

Revenues
Premiums earned	$11	$10	$11	$12	$44	$10	$18	$16	$13	$57
Net investment income	2,410	3,136	2,757	1,942	10,245	2,131	2,666	2,989	3,563	11,349
Net realized investment (losses) gains	(1)	(988)	(3)	(11)	(1,003)	12,669	(1,886)	(620)	(726)	9,437
Change in fair value of certain debt instruments (1)	11,647	66,283	16,957	28,708	123,595	—	—	—	—	—
Other income	1,739	2,186	3,319	3,243	10,487	3,270	4,563	4,769	1,706	14,308

Total revenues	15,806	70,627	23,041	33,894	143,368	18,080	5,361	7,154	4,556	35,151

Losses and expenses
Losses and loss adjustment expenses	—	—	—	—	—	—	—	—	—	—
Other underwriting and operating (income) expenses	(5,847)	21,731	21,145	18,283	55,312	18,400	16,918	19,925	24,013	79,256
Interest expense	11,284	11,370	9,883	8,331	40,868	8,350	8,322	8,358	8,253	33,283

Total losses and expenses	5,437	33,101	31,028	26,614	96,180	26,750	25,240	28,283	32,266	112,539

Income (loss) before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	10,369	37,526	(7,987)	7,280	47,188	(8,670)	(19,879)	(21,129)	(27,710)	(77,388)
Equity in (losses) earnings from unconsolidated subsidiaries	(194)	(152)	(121)	(121)	(588)	8	(28)	289	(55)	214

Income (loss) before income taxes	10,175	37,374	(8,108)	7,159	46,600	(8,662)	(19,907)	(20,840)	(27,765)	(77,174)
Income tax expense (benefit)	3,697	10,012	(2,684)	2,184	13,209	(6,528)	(8,869)	(6,015)	(7,932)	(29,344)

Net income (loss)	$6,478	$27,362	$(5,424)	$4,975	$33,391	$(2,134)	$(11,038)	$(14,825)	$(19,833)	$(47,830)

Balance Sheet Components - As of Quarter End	12/31/2008	9/30/2008	6/30/2008	3/31/2008		12/31/2007	9/30/2007	6/30/2007	3/31/2007
	(Dollars in thousands)					(Dollars in thousands)
Assets
Investments:
Fixed income securities	$135,230	$134,222	$50,080	$51,979		$52,974	$53,088	$53,120	$53,849
Equity securities: common	—	—	987	1,242		1,242	1,275	3,477	4,250
Short term investments	1,300	1,300	1,300	1,300		1,300	1,301	1,300	1,300

Total investments	$136,530	$135,522	$52,367	$54,521		$55,516	$55,664	$57,897	$59,399
Cash and cash equivalents	119,305	118,659	224,779	40,214		51,512	45,335	163,700	100,574
Investments in unconsolidated subsidiaries	15,295	15,360	15,646	15,493		14,914	15,158	15,224	15,200
Property, equipment and software, net of accumulated depreciation and amortization	76,033	77,136	78,042	78,627		79,142	79,594	80,807	81,867
Other (liabilities) assets	(26,852)	(17,281)	(5,837)	8,821		49,657	39,901	42,165	14,222

Total assets	$320,311	$329,396	$364,997	$197,676		$250,741	$235,652	$359,793	$271,262

Liabilities
Unearned premiums	$20	$21	$18	$26		$29	$21	$25	$33
Debt	481,764	532,177	554,694	364,378		446,593	446,593	446,593	446,593
Other (assets) liabilities	(25,316)	(10,820)	(7,122)	7,893		(515)	(16,256)	(2,423)	(76,061)

Total liabilities	456,468	521,378	547,590	372,297		446,107	430,358	444,195	370,565

Shareholder’s deficit	(136,157)	(191,982)	(182,593)	(174,621)		(195,366)	(194,706)	(84,402)	(99,303)

Total liabilities and shareholder’s deficit	$320,311	$329,396	$364,997	$197,676		$250,741	$235,652	$359,793	$271,262